Carillon Chartwell Small Cap Value Fund

SUMMARY PROSPECTUS    |    7.1. 2022

Class Chartwell CWSIX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus, Statement of Additional Information (“SAI”), shareholder reports and other information about the fund online at https://www.carillontower.com/our-funds/fund-literature. You can also get this information at no cost by calling 1.888.995.5505 or by sending an email to CarillonFundServices@carillontower.com. The fund’s Prospectus and SAI, both dated July 1, 2022 as each may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment objective | The Carillon Chartwell Small Cap Value Fund (“Small Cap Value” or the “fund”) seeks long-term capital appreciation.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Small Cap Value. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

The fund is the legal entity successor to the Chartwell Small Cap Value Fund (the “Predecessor Fund”) pursuant to an anticipated tax-free reorganization. Pursuant to the anticipated reorganization, the Predecessor Fund will be the accounting survivor.

Shareholder fees (fees paid directly from your investment):

Class Chartwell

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None

Redemption Fee	None

Wire Fee	$20

Overnight Check Delivery Fee	$25

Retirement Account Fees (annual maintenance fee)	$15

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

Class Chartwell

Management Fees	0.80%

Distribution and Service (12b-1) Fees	None

Other Expenses (a)	0.35%

Carillon Tower Administration Fee	0.10%

Remaining Other Expenses (a)	0.25%

Total Annual Fund Operating Expenses	1.15%

Fee Waiver and/or Expense Reimbursement (b)	(0.10)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%

(a) Other Expenses are estimated for the current fiscal year. Other Expenses also include the fees paid to Ultimus Fund Solutions, LLC (“Ultimus”) for administrative services and fund accounting services at the rate of $36,000 for the fund, plus 0.04% of the first $1.5 billion in average daily net assets, 0.03% of the next $1.5 billion in average daily net assets, and 0.02% of the average daily net assets above $3 billion for all Carillon Mutual Funds for which Ultimus provides services. Additional fees may be incurred if Ultimus performs certain other services for the Fund.

(b) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of Class Chartwell exceed 1.05% of that class’ average daily net assets through July 1, 2024. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee reimbursement.

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Carillon Chartwell Small Cap Value Fund

SUMMARY PROSPECTUS    |    7.1. 2022

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for the Class Chartwell shares through July 1, 2024. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3
Class Chartwell	$107	$362

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended December 31, 2021, the Predecessor Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal investment strategies | Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The fund’s sub-adviser considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell 2000 Value Index during the most recent 12-month period (which was $33.8 million and $13.9 billion as of December 31, 2021). The Russell 2000 Value Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the Small Cap Value invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within such range, at the time of initial purchase, but whose current market capitalization may be outside of that range.

The fund generally invests in companies that its sub-adviser believes to be undervalued. The sub-adviser’s investment approach seeks to identify companies with favorable valuations, margin improvement, product innovations and visionary management teams. The fund’s sub-adviser employs a blend of value disciplines that the sub-adviser believes will result in consistent performance.

The fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S. The fund may have significant exposure to the Financials sector. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to this sector may be lower at a future date and the fund’s exposure to other market sectors may be higher.

The sub-adviser may purchase exchange-traded funds (“ETFs”) designed to track U.S. small-cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The fund may also invest in real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Market Risk. Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, changes in federal, state or foreign government policies, regional or global economic instability (including terrorism, territorial disputes, and geopolitical risks) and interest, inflation, and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

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Carillon Chartwell Small Cap Value Fund

SUMMARY PROSPECTUS    |    7.1. 2022

Recent market events risk includes risks arising from current and recent circumstances impacting markets. The impact of the COVID-19 pandemic has been rapidly evolving, and it has resulted, and may continue to result, in ongoing and repeated disruptions to business operations and supply chains, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, quarantines and stay-at-home orders, cancellations, business closures and layoffs, service and event cancellations, reductions and other changes, and changes in consumer demand, as well as general concern and uncertainty about the state of the global economy. Although vaccines, boosters and treatments have been released, they may not be widely available and their efficacy may be impacted by further pandemic developments.

The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The effect of these and any future efforts to address the impact of the pandemic may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. The Fed has started to decrease and unwind its interventions through quantitative tightening. The Fed also has raised and is expected to continue to raise interest rates in 2022, in part to address an increase in the annual inflation rate in the U.S., which may adversely affect the present value of the Fund’s assets and distributions. The impact of any actions that the Fed may take is uncertain and could have an adverse effect on the Fund. A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and the ratification of a trade agreement between the United Kingdom and the European Union, the possibility of changes to some international trade agreements, and tensions or open conflict between and among nations could affect the economies of many countries, including the United States, in ways that cannot necessarily be foreseen at the present time. Russia’s military invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change;

•	Equity securities are subject to market risk. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, and are dependent upon the skills of their managers. REITs typically incur fees that are separate from those incurred by the fund, meaning the fund, as a shareholder, will indirectly bear a proportionate share of a REIT’s operating expenses;

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Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non-value approach to investing or have a broader investment style;

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Currency risk is the risk related to the fund’s exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the fund’s investments;

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Foreign securities risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

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Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile;

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Carillon Chartwell Small Cap Value Fund

SUMMARY PROSPECTUS    |    7.1. 2022

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Management and strategy risk is the risk that the value of your investment depends on the judgment of the Fund’s sub-adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s sub-adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

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Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

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Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

Financials sector risk is that risk that financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations; and

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Small-cap company risk arises because small-cap companies small-cap companies involve greater risks than investing in large-capitalization companies. Small-cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks.

Performance | The fund is the successor to the Chartwell Small Cap Value Fund pursuant to a reorganization involving the Fund and the Predecessor Fund anticipated to occur on or about July 1, 2022. The Class Chartwell shares of the fund have adopted the performance history and financial statements of the Predecessor Fund. Prior to the date of the reorganization, the fund had no investment operations. Accordingly, the performance information, including information on fees and expenses and financial information provided in this prospectus for periods prior to the reorganization (the Fund’s commencement of operations) is historical information for the Predecessor Fund. Given the above, unless specifically stated otherwise, subsequent references in this section to the Fund should be read to include the Predecessor Fund, as well as the other predecessor funds described below.

Prior to this reorganization, the fund acquired the assets and liabilities of the Chartwell Small Cap Value Fund (the “IMST Predecessor Fund,” and together with the Chartwell Predecessor Fund, the “Predecessor Funds”), a series of Investment Managers Series Trust, on July 17, 2017. As a result of the reorganization, the fund is the accounting successor of the Predecessor Funds. Performance results shown in the bar chart and the performance table below reflect the performance of the IMST Predecessor Fund for the period prior to July 17, 2017. The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the Fund’s returns for various periods with the returns of a broad-based market index. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class Chartwell share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

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Carillon Chartwell Small Cap Value Fund

SUMMARY PROSPECTUS    |    7.1. 2022

For each calendar year at NAV

Best Quarter (% and quarter end date)	Worst Quarter (% and quarter end date)

25.75% (December 31, 2020)	(35.01)% (March 31, 2020)

Average annual total returns (for the periods ended December 31, 2021):

Fund return (after deduction of sales charges and expenses)

For the periods prior to the reorganization (the fund’s commencement of operations), the performance is the historical performance of the Predecessor Fund.

Carillon Chartwell Small Cap Value Fund – Average Annual Total Returns (As of December 31, 2021)

	One Year	Five Years	Since Inception (March 16, 2012)

Return Before Taxes	24.42%	6.68%	10.64%

Return After Taxes on Distributions	21.37%	5.34%	9.76%

Return After Taxes on Distributions and Sale of Fund Shares	16.32%	5.04%	8.66%

Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	28.27%	9.07%	12.34%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | Chartwell Investment Partners, LLC (“Chartwell”) serves as the sub-adviser to the fund.

Portfolio Managers | David C. Dalrymple, CFA® and T. Ryan Harkins, CFA® are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Dalrymple has served as Chartwell’s Managing Partner and Senior Portfolio Manager since its inception on March 16, 2012. Mr. Harkins has served as a member of the Fund’s portfolio management team since March 1, 2020.

Purchase and sale of fund shares | You may purchase, redeem, or exchange shares of the fund on any business day through your financial intermediary, by mail at The Carillon Family of Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246 (for regular mail) or 225 Pictoria Drive, Suite 450, Cincinnati, OH, 45246 (for overnight service), or by telephone (888.995.5505). The minimum purchase amount is $1,000 for regular accounts, retirement accounts, the periodic investment program and gift accounts for minors.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

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Carillon Chartwell Small Cap Value Fund

SUMMARY PROSPECTUS    |    7.1. 2022

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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